                            FORM 8-K

               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549



                         CURRENT REPORT


               Pursuant to Section 13 or 15(d) of
               The Securities Exchange Act of 1934



                Date of Report:  August 10, 1994
                                 ---------------


                    HOUSEHOLD INTERNATIONAL, INC.
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     (Exact name of registrant as specified in its charter)



   Delaware                 1-8198                36-3121988
- ---------------            -----------            --------------
(State or other            (Commission            (IRS Employer
jurisdiction of            File                   Identification
incorporation)             Number)                Number)



 2700 Sanders Road, Prospect Heights, Illinois           60070
- -----------------------------------------------------------------
(Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code (708) 564-5000
                                                   --------------

Item 5.   Other Events

          Press release announcing the appointment of William F. Aldinger as President and Chief Executive Officer of Household International effective September 13, 1994. Mr. Aldinger will also become a member of the Board of Directors. Donald C. Clark will remain Chairman of the Board of Household International.


Item 7.   Financial Statements and Exhibits

          (a)  Financial statements of businesses acquired.

               Not Applicable

          (b)  Pro forma financial information.

               Not Applicable

          (c)  Exhibits.

               No.       Exhibit
               ---       -------
               99        Press Release titled "Household
                         International Names William F. Aldinger
                         as New CEO"

                            Signature
                            ---------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              HOUSEHOLD INTERNATIONAL, INC.
                              -----------------------------
                                       (Registrant)




                          By: /s/ Susan E. Casey
                              -----------------------------
                              Susan E. Casey
                              Assistant Secretary



Dated:  August 10, 1994
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